SUPPLEMENT DATED OCTOBER 16, 2007 TO THE
FIRST INVESTORS INCOME FUNDS

STATEMENT OF ADDITIONAL INFORMATION

CASH MANAGEMENT

GOVERNMENT

INVESTMENT GRADE

FUND FOR INCOME

Dated January 31, 2007

1.

The checklist under Appendix “A” for the Fund for Income on page I-A-4 is deleted in its entirety and replaced with the attached Appendix A.

2.

The Table of Contents for Part II on page II-1 has been amended to add the following heading “XII. Securities Lending” under “Descriptions of Investment Strategies and Risks” and the following section is added on page II-16:

XII.  Securities Lending

The Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to cover or complete certain transactions.  In connection with such loans, the Funds remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Funds also have the right to terminate a loan at any time.  The Funds do not have the right to vote on securities while they are on loan.  However, it is the Funds’ policy to attempt to terminate loans in time to vote those proxies that the Funds have determined are material to its interests.  Loans of portfolio securities may not exceed 33-1/3% of the value of each Fund’s total assets (including the value of all assets received as collateral for the loan). The Funds will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Funds may reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment.  The Funds will invest the cash collateral in money market funds or similar private investment vehicles, repurchase agreements or other high quality instruments with short maturities.  The Funds may participate in a securities lending program operated by a lending agent (the “Lending Agent”) and may delegate to the Lending Agent the responsibility of investing cash collateral in accordance with specified investment guidelines.  The Lending Agent will receive a percentage of the total earnings of the Funds derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Funds may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Funds’ adviser to be of good financial standing.  In a loan transaction, the Funds will also bear the risk of any decline in value of securities acquired with cash collateral.

3.

The following is added to the fourth paragraph under the section “Portfolio Holdings Information Policies and Procedures” on page II-17:

(n)  Securities lending agents.

Appendix A

Investments Strategies Used by the First Investors Income Funds

Fund For Income	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipates using
Debt Securities		✓
Commercial Paper and Other Short-Term Investments		✓
Corporate Bonds and Notes		✓
Convertible Debt Securities		✓
High Yield Securities		✓
Mortgage-Backed Securities		✓
Other Asset-Backed Securities		✓
Municipal Securities		─
Syndicated Bank Loans		✓
U.S. Government Securities		✓
Variable and Floating Rate Securities		✓
Zero Coupon and Pay-In-Kind Bonds		✓
Equity Securities		✓
Common Stocks, Preferred Stocks, and Warrants		✓
Shares of Other Investment Companies		─
Shares of Exchange Traded Funds		─
Real Estate Investment Trusts		─
Foreign Securities Exposure		✓
Depository Receipts		─
Foreign Securities Traded in the U.S.		✓
Foreign Securities Traded in Foreign Markets		✓
Foreign Securities Traded in Emerging Markets		─
Foreign Currency		─
Derivatives		✓
Credit-Linked Securities		✓
Inverse Floaters		─
Interest Rate Swaps		─
Restricted and Illiquid Securities		✓
When-Issued Securities		✓
Stand-By Commitments		─
Options		─
Futures		─
Repurchase Agreements		─
Temporary Borrowing		✓
Temporary Defensive Investments		✓
Securities Lending		✓

INSAI1007